Exhibit 10.5

AMENDMENT TO THE COINBASE PRIME
BROKER AGREEMENT

This Amendment (this “Amendment”), dated as of November 5, 2025, to the Amended Restated and Consolidated Coinbase Prime Broker Agreement, dated August 22, 2025, by and between Coinbase, Inc. (“Coinbase”), on behalf of itself and as agent for Coinbase, Coinbase Custody Trust Company, LLC (“Coinbase Custody”), and, as applicable, Coinbase Credit, Inc. (“Coinbase Credit,” and collectively with Coinbase and Coinbase Custody, the “Coinbase Entities”), and the party or parties identified as a Client thereunder, and Bitwise Investment Advisers, LLC in its capacity as sponsor of the Clients (as such Coinbase Prime Broker Agreement may have been amended from time to time, the “Original Agreement”), is entered into by the Coinbase Entities and each Client identified on Schedule A hereto. Each Coinbase Entity and each Client may be individually referred to as a “Party” and collectively, the “Parties”.

WHEREAS, the Parties desire to amend the Original Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual agreement as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Original Agreement.

2.	Amendments.

(a)	Schedule B of the Original Agreement is amended and replaced in its entirety with Schedule B attached hereto with the addition of Bitwise Dogecoin ETF.

(b)	Each Client listed on Schedule B attached hereto shall be deemed to have entered into the Original Agreement as modified hereby on a several but not joint basis.

(c)	The Original Agreement as modified hereby shall constitute a series of separate agreements, each between a single Client and the Coinbase Entities, as if such Client had executed a separate Original Agreement as modified hereby naming only itself as the Client, and no Client shall have any liability for the obligations of any other Client.

3.	Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a portable document format (pdf) or by another electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

4.	Effectiveness. This Amendment shall be deemed effective as of the first date set forth above in the introductory paragraph.

5.	Ratification. Upon this Amendment becoming effective pursuant to Section 4 above, the Original Agreement shall be, and be deemed to be, modified and amended in accordance with this Amendment. Except as specifically amended hereby, all of the terms and conditions of the Original Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The Original Agreement as amended by this Amendment sets out all terms agreed between the Parties and supersedes all other agreements between the Parties relating to its subject matter.

COINBASE, INC. for itself and as agent for the Coinbase Entities

By:	/s/ Matt Boyd
Name:	Matt Boyd
Title:	Head of Prime Finance
Date:	November 5, 2025

CLIENT: BITWISE INVESTMENT ADVISERS, LLC, in its capacity as Sponsor of the Clients listed in Schedule A of the Original Agreement, as amended

By:	/s/ Phuong Black
Name:	Phuong Black
Title:	Authorized Signatory
Date:	November 5, 2025

Schedule A

Client Entities
Bitwise Bitcoin ETF

Bitwise Ethereum ETF

Bitwise 10 Crypto Index Fund

Bitwise Bitcoin and Ethereum ETF

Bitwise Solana Staking ETF

Bitwise Chainlink ETF

Bitwise Avalanche ETF

Bitwise XRP ETF

Bitwise Dogecoin ETF

Bitwise Hyperliquid ETF

A-1

Schedule B
To the TFA

List of TFA Client Borrowers

Bitwise Bitcoin ETF – Effective August 22, 2025

Bitwise Ethereum ETF – Effective August 22, 2025

Bitwise 10 Crypto Index Fund – Effective August 22, 2025

Bitwise Bitcoin and Ethereum ETF

Bitwise Solana Staking ETF – Effective September 5, 2025

Bitwise Chainlink ETF – Effective October 30, 2025

Bitwise Avalanche ETF – Effective October 30, 2025

Bitwise XRP ETF – Effective October 30, 2025

Bitwise Dogecoin ETF – Effective November 5, 2025

B-1